EXHIBIT 4.1

Restricted (See Reverse)

Number                                                                                                                                                                         Shares

                                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

American Defense Systems, Inc.

TOTAL AUTHORIZED ISSUE

100,000,000 SHARES PAR VALUE $0.001 EACH

COMMON STOCK

This is to Certify that __________________________________ is the owner of ___________________________________________________________ fully paid andnon-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

SECRETARY	PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common
TEN ENT	— as tenants by the entireties
JT TEN	— as joint tenants with right of survivorship and not as tenants in common
UNIF TRANSFERS MIN ACT	— ________________Custodian______________

(Cust) (Minor)

under Uniform Transfers to Minors Act___________
(State)
Additional Abbreviations may also be used though not in the above list

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:
In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME ASWRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER